UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2018
____________________

PLATINUM EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2018, Platinum Eagle Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 32,500,000 units (the “Units”), including the issuance of 2,500,000 Units as a result of the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-third of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $325,000,000. As a result of the partial exercise of the underwriters’ over-allotment option, the Company’s sponsor, Platinum Eagle Acquisition LLC (the “Sponsor”) and Harry E. Sloan, forfeited 255,000 and 245,000 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B ordinary shares”), respectively.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-222279) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 22, 2017 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated January 11, 2018, by and between the Company and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated January 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 11, 2018, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 11, 2018, by and among the Company and Harry E. Sloan, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 11, 2018, by and among the Company and Joshua Kazam (the “Kazam Letter Agreement”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 11, 2018, by and among the Company and Fredric Rosen (the “Rosen Letter Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 11, 2018, by and among the Company and James A. Graf (collectively with the Kazam Letter Agreement and the Rosen Letter Agreement, the “Director Letter Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated January 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated January 11, 2018, by and among the Company, the Sponsor, Harry E. Sloan and the holders party thereto, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated January 11, 2018, by and among the Company, the Sponsor and Global Eagle Acquisition LLC, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2018, by and between the Company and Jeff Sagansky (the “Sagansky Indemnity Agreement”), a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2018, by and between the Company and Eli Baker, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2018, by and between the Company and Joshua Kazam (the “Kazam Indemnity Agreement”), a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2018, by and between the Company and Fredric Rosen (the “Rosen Indemnity Agreement”), a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2018, by and between the Company and James A. Graf (collectively with the Sagansky Indemnity Agreement, the Kazam Indemnity Agreement and the Rosen Indemnity Agreement, the “Director Indemnity Agreements”), a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Amended and Restated Private Placement Warrants Purchase Agreement, dated January 16, 2018, a copy of which is attached as Exhibit 10.14 hereto and incorporated by reference herein, the Company completed the private sale of 5,333,334 warrants (the “Private Placement Warrants”) to the Sponsor, Harry E. Sloan and the other parties thereto (collectively, the “initial purchasers”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of approximately $8,000,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the initial purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the initial purchasers or their respective permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2018, in connection with the IPO, James A. Graf, Joshua Kazam and Fredric Rosen (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective January 11, 2018, each of the Directors were also appointed to the Board’s Audit Committee and Joshua Kazam and Fredric Rosen were appointed to the Compensation Committee, with Mr. Rosen serving as chair of both the Audit Committee and the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Fredric Rosen, will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consisting of Joshua Kazam, will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of James A. Graf and Jeff Sagansky, will expire at the Company’s third annual meeting of shareholders.

On January 11, 2018, in connection with their appointments to the Board, each of the Directors entered into the applicable Director Letter Agreements and the applicable Director Indemnity Agreements with the Company.

Other than the transactions described in Item 3.02 (which is incorporated in this Item 5.02) and the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Director Letter Agreements and Director Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Director Letter Agreements and the Director Indemnity Agreements, copies of which are attached as Exhibits 10.2, 10.3, 10.4, 10.5, 10.9, 10.11, 10.12 and 10.13 hereto and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2018, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands Registrar of Companies, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $325,000,000, comprised of $318,500,000 of the proceeds from the IPO (which amount includes $11,375,000 of the underwriters’ deferred discount in the event that the Company contemplates a business combination) and $6,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its working capital expenses (subject to an annual limit of $250,000) and/or to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not consummate its initial business combination within 24 months from the closing of the IPO.

On January 17, 2018, the Company issued a press release announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2018, by and among the Company and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated January 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 11, 2018, by and among the Company and Platinum Eagle Acquisition LLC.
10.2	Letter Agreement, dated January 11, 2018, by and among the Company and Harry E. Sloan.
10.3	Letter Agreement, dated January 11, 2018, by and among the Company and Joshua Kazam.
10.4	Letter Agreement, dated January 11, 2018, by and among the Company and Fredric Rosen.
10.5	Letter Agreement, dated January 11, 2018, by and among the Company and James A. Graf.
10.6	Investment Management Trust Agreement, dated January 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.7	Registration Rights Agreement, dated January 11, 2018, by and among the Company, Platinum Eagle Acquisition LLC and the holders party thereto.
10.8	Administrative Support Agreement, dated January 11, 2018, by and among the Company, Platinum Eagle Acquisition LLC and Global Eagle Acquisition LLC.
10.9	Indemnity Agreement, dated January 11, 2018, by and between the Company and Jeff Sagansky.
10.10	Indemnity Agreement, dated January 11, 2018, by and between the Company and Eli Baker.
10.11	Indemnity Agreement, dated January 11, 2018, by and between the Company and Joshua Kazam.
10.12	Indemnity Agreement, dated January 11, 2018, by and between the Company and Fredric Rosen.
10.13	Indemnity Agreement, dated January 11, 2018, by and between the Company and James A. Graf.
10.14	Amended and Restated Private Placement Warrants Purchase Agreement, dated January 16, 2018, by and among the Company, Platinum Eagle Acquisition LLC, Harry E. Sloan and the other parties thereto.
99.1	Press Release, dated January 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
Name: Eli Baker
Title: President, Chief Financial Officer and Secretary

Dated: January 18, 2018